                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                NOVEMBER 21, 2002
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



       BERMUDA                             1-8993               94-2708455
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)       Identification No.)


              28 GATES STREET, WHITE RIVER JUNCTION, VERMONT 05001
                    (Address of principal executive offices)


                                 (802) 295-4500
              (Registrant's telephone number, including area code)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits. The following exhibits are furnished herewith:

         EXHIBIT NO.                      DESCRIPTION
         -----------                      -----------
           99 (a)                    Text of press release issued by White Mountains Insurance Group, Ltd.
                                     dated November 21, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

In a press release dated November 21, 2002, White Mountains Insurance Group, Ltd. (the "Registrant") announced certain changes in its senior management, including the election of Ray Barrette as its President and Chief Executive Officer. The Registrant's press release dated November 21, 2002 is furnished herewith as Exhibit 99(a) and is incorporated by reference in its entirety.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: November 25, 2002                     By: /s/ J. BRIAN PALMER
                                                 ------------------------------
                                                 J. Brian Palmer
                                                 Chief Accounting Officer